Genworth

Fourth Quarter Financial Supplement

December 31, 2024

Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Dear Investor,

Thank you for your continued interest in Genworth Financial, Inc.

Please see the accompanying press release and summary presentation posted to the company’s website at https://investor.genworth.com for additional information regarding its fourth quarter 2024 earnings results.

In the fourth quarter of 2024, the company completed its annual assumption review in its long-term care and life insurance businesses. Additional information on these updates is included on pages 22 and 25.

Investors are encouraged to listen to the company’s earnings call on the fourth quarter 2024 results at 9:00 a.m. (ET) on February 19, 2025. The company’s conference call will be accessible via telephone and internet. The dial-in number for Genworth’s February 19 conference call is 888-208-1820 or 323-794-2110 (outside the U.S.); conference ID #5461958. To participate in the call by webcast, register at least 15 minutes in advance at http://investor.genworth.com.

Regards,

Brian Johnson, Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Use of Non-GAAP Measures

Management evaluates performance and allocates resources based on a non-GAAP financial measure entitled “adjusted operating income (loss).” Management evaluates adjusted operating income (loss) as a key measure to assess performance and support new business initiatives because the measure more accurately reflects overall operating performance, as it minimizes the impact of macroeconomic volatility. The company’s legacy U.S. life insurance subsidiaries, which comprise the Long-Term Care Insurance and Life and Annuities segments, are managed on a standalone basis; therefore, the company does not allocate capital to its Long-Term Care Insurance and Life and Annuities segments.

The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) attributable to noncontrolling interests, net investment gains (losses), changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. The company excludes net investment gains (losses), changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating performance.

While some of these items may be significant components of net income (loss) determined in accordance with U.S. GAAP, the company believes that adjusted operating income (loss), and measures that are derived from or incorporate adjusted operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Adjusted operating income (loss) is not a substitute for net income (loss) determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) to adjusted operating income (loss) assume a 21% tax rate and are net of the portion attributable to noncontrolling interests. Changes in fair value of market risk benefits and associated hedges are adjusted to exclude changes in reserves, attributed fees and benefit payments.

The table on page 9 of this financial supplement provides a reconciliation of net income (loss) to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 37 to 39 of this financial supplement.

Statutory Accounting Data

The company presents certain supplemental statutory data for Genworth Life Insurance Company (GLIC) and its consolidating life insurance subsidiaries that has been prepared on the basis of statutory accounting principles (SAP). GLIC and its consolidating life insurance subsidiaries file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners that are prepared using SAP, an accounting basis either prescribed or permitted by such authorities. Due to differences in methodology between SAP and U.S. GAAP, the values for assets, liabilities and equity, and the recognition of income and expenses, reflected in financial statements prepared in accordance with U.S. GAAP are materially different from those reflected in financial statements prepared under SAP. This supplemental statutory data should not be viewed as an alternative to, or used in lieu of, U.S. GAAP.

This supplemental statutory data includes the impact from in-force rate actions on pre-tax long-term care insurance statutory earnings. Statutory pre-tax earnings represent the net gain from operations, including the impact from in-force rate actions, before dividends to policyholders, refunds to members and federal income taxes and before realized capital gains or (losses). Management uses and provides this supplemental statutory data because it believes it provides a useful measure of, among other things, statutory pre-tax earnings and the adequacy of capital. Management uses this data to measure against its policy to manage the U.S. life insurance companies with internally generated capital.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Results of Operations and Selected Operating Performance Measures

The company allocates tax to its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. U.S. GAAP generally requires an annualized effective tax rate to be used for interim reporting periods, utilizing projections of full year results. However, in certain circumstances, it is appropriate to record the actual effective tax rate for the period if a reliable estimate cannot be made for the full year. Although the company used the annualized projected effective tax rate during the interim reporting period ending March 31, 2024 for all segments, the company concluded that using an actual effective tax rate reflecting actual year-to-date income (loss) provides a better estimate for its Long-Term Care Insurance and Life and Annuities segments for interim reporting. Accordingly, for the three months ended June 30, 2024 and September 30, 2024, the company utilized the actual effective tax rate for the interim period to record the provision for income taxes for its Long-Term Care Insurance and Life and Annuities segments and the annualized projected effective tax rate for its Enact segment and Corporate and Other. This method was also utilized for the three months ended March 31, 2023, June 30, 2023 and September 30, 2023.

This financial supplement contains selected operating performance measures including “new insurance written,” “insurance in-force” and “risk in-force,” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports new insurance written for the company’s Enact segment as a measure of volume of new business generated in a period. The company considers new insurance written to be a measure of the operating performance of its Enact segment because it represents a measure of new sales of mortgage insurance policies during a specified period, rather than a measure of revenues or profitability during that period.

Management also regularly monitors and reports insurance in-force and risk in-force for the company’s Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans insured by the company’s U.S. mortgage insurance subsidiaries. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. These metrics are presented on a direct basis and exclude reinsurance. The company considers insurance in-force and risk in-force to be measures of the operating performance of its Enact segment because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio and an expense ratio for the company’s Enact segment. The company considers the loss ratio, which is the ratio of benefits and other changes in policy reserves to net earned premiums, to be a measure of underwriting performance. The expense ratio is the ratio of general expenses to net earned premiums. Enact’s general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles. The company believes these ratios help to enhance the understanding of the operating performance of the Enact segment.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$10,136	$10,182	$10,146	$10,100	$10,035
Total accumulated other comprehensive income (loss)(1)	(1,642)	(1,871)	(1,687)	(2,094)	(2,555)

Total Genworth Financial, Inc.’s stockholders’ equity	$8,494	$8,311	$8,459	$8,006	$7,480

Book value per share	$20.16	$19.40	$19.49	$18.21	$16.74
Book value per share, excluding accumulated other comprehensive income (loss)	$24.05	$23.77	$23.38	$22.98	$22.46
Common shares outstanding as of the balance sheet date	421.4	428.4	434.0	439.6	446.8

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
U.S. GAAP Basis ROE	3.0%	0.9%	0.3%	0.9%	0.7%
Operating ROE(2)	2.7%	0.3%	0.2%	(0.2)%	0.4%

	Three months ended
Quarterly Average ROE	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
U.S. GAAP Basis ROE	—%	3.3%	3.0%	5.5%	(8.4)%
Operating ROE(2)	0.6%	1.9%	4.9%	3.4%	(9.1)%

Basic and Diluted Shares	Three months ended December 31, 2024	Twelve months ended December 31, 2024
Weighted-average common shares used in basic earnings per share calculations	425.3	433.9
Potentially dilutive securities:
Performance stock units, restricted stock units and other equity-based awards	5.7	5.5

Weighted-average common shares used in diluted earnings per share calculations	431.0	439.4

(1)

As of December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, total accumulated other comprehensive income (loss) includes $1,023 million, $(1,341) million, $624 million, $(334) million and $(1,439) million, net of taxes, respectively, related to changes in the discount rate used to remeasure the liability for future policy benefits and related reinsurance recoverables.

(2)	See page 37 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

 Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2024					2023
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$876	$874	$855	$875	$3,480	$904	$915	$902	$915	$3,636
Net investment income	793	777	808	782	3,160	810	801	785	787	3,183
Net investment gains (losses)	(41)	66	(61)	49	13	38	(43)	39	(11)	23
Policy fees and other income	154	163	167	158	642	159	158	166	163	646

Total revenues	1,782	1,880	1,769	1,864	7,295	1,911	1,831	1,892	1,854	7,488

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,199	1,213	1,151	1,203	4,766	1,233	1,199	1,175	1,176	4,783
Liability remeasurement (gains) losses	88	34	39	(8)	153	416	116	70	(15)	587
Changes in fair value of market risk benefits and associated hedges	(3)	21	(8)	(23)	(13)	14	(24)	(19)	17	(12)
Interest credited	101	102	125	125	453	124	127	126	126	503
Acquisition and operating expenses, net of deferrals	253	259	229	236	977	248	228	226	240	942
Amortization of deferred acquisition costs and intangibles	62	62	60	65	249	63	65	64	72	264
Interest expense	27	28	30	30	115	30	30	29	29	118

Total benefits and expenses	1,727	1,719	1,626	1,628	6,700	2,128	1,741	1,671	1,645	7,185

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	55	161	143	236	595	(217)	90	221	209	303
Provision (benefit) for income taxes	20	40	32	66	158	(36)	30	55	55	104

INCOME (LOSS) FROM CONTINUING OPERATIONS	35	121	111	170	437	(181)	60	166	154	199
Income (loss) from discontinued operations, net of taxes(1)	(5)	(3)	(1)	(1)	(10)	(2)	—	2	—	—

NET INCOME (LOSS)	30	118	110	169	427	(183)	60	168	154	199
Less: net income attributable to noncontrolling interests	31	33	34	30	128	29	31	31	32	123

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(1)	$85	$76	$139	$299	$(212)	$29	$137	$122	$76

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.01	$0.20	$0.18	$0.32	$0.71	$(0.47)	$0.06	$0.28	$0.25	$0.16
Diluted	$0.01	$0.20	$0.17	$0.31	$0.70	$(0.47)	$0.06	$0.28	$0.24	$0.16
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.00	$0.20	$0.17	$0.31	$0.69	$(0.47)	$0.06	$0.29	$0.25	$0.16
Diluted	$0.00	$0.19	$0.17	$0.31	$0.68	$(0.47)	$0.06	$0.29	$0.24	$0.16
Weighted-average common shares outstanding
Basic	425.3	430.8	436.4	443.0	433.9	449.4	460.5	473.2	492.3	468.8
Diluted(2)	431.0	435.8	440.7	450.3	439.4	449.4	466.0	478.1	500.1	474.9

(1)	Income (loss) from discontinued operations primarily relates to a settlement agreement involving the company’s former lifestyle protection insurance business that was sold on December 1, 2015.
(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended December 31, 2023, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2023, as the inclusion of shares for performance stock units, restricted stock units and other equity-based awards of 6.3 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended December 31, 2023, dilutive potential weighted-average common shares outstanding would have been 455.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss)

(amounts in millions, except per share amounts)

	2024					2023
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(1)	$85	$76	$139	$299	$(212)	$29	$137	$122	$76
Add: net income attributable to noncontrolling interests	31	33	34	30	128	29	31	31	32	123

NET INCOME (LOSS)	30	118	110	169	427	(183)	60	168	154	199
Less: income (loss) from discontinued operations, net of taxes	(5)	(3)	(1)	(1)	(10)	(2)	—	2	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS	35	121	111	170	437	(181)	60	166	154	199
Less: net income from continuing operations attributable to noncontrolling interests	31	33	34	30	128	29	31	31	32	123

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	4	88	77	140	309	(210)	29	135	122	76

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	39	(66)	60	(50)	(17)	(38)	43	(41)	11	(25)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(2)	(24)	17	(10)	(26)	(43)	13	(26)	(23)	14	(22)
(Gains) losses on early extinguishment of debt, net(3)	(2)	(2)	7	(1)	2	(1)	—	—	(1)	(2)
Expenses related to restructuring	1	—	4	7	12	—	—	1	3	4
Taxes on adjustments	(3)	11	(13)	15	10	6	(4)	13	(5)	10

ADJUSTED OPERATING INCOME (LOSS)	$15	$48	$125	$85	$273	$(230)	$42	$85	$144	$41

ADJUSTED OPERATING INCOME (LOSS):
Enact segment	$137	$148	$165	$135	$585	$129	$134	$146	$143	$552
Long-Term Care Insurance segment	(104)	(46)	(29)	3	(176)	(151)	(71)	(43)	23	(242)
Life and Annuities segment:
Life Insurance	2	(40)	(23)	(33)	(94)	(206)	(25)	(17)	(27)	(275)
Fixed Annuities	1	6	12	11	30	9	17	10	14	50
Variable Annuities	2	7	10	7	26	14	5	9	9	37

Total Life and Annuities segment	5	(27)	(1)	(15)	(38)	(183)	(3)	2	(4)	(188)

Corporate and Other	(23)	(27)	(10)	(38)	(98)	(25)	(18)	(20)	(18)	(81)

ADJUSTED OPERATING INCOME (LOSS)	$15	$48	$125	$85	$273	$(230)	$42	$85	$144	$41

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.00	$0.20	$0.17	$0.31	$0.69	$(0.47)	$0.06	$0.29	$0.25	$0.16
Diluted	$0.00	$0.19	$0.17	$0.31	$0.68	$(0.47)	$0.06	$0.29	$0.24	$0.16
Adjusted operating income (loss) per share
Basic	$0.04	$0.11	$0.29	$0.19	$0.63	$(0.51)	$0.09	$0.18	$0.29	$0.09
Diluted	$0.04	$0.11	$0.28	$0.19	$0.62	$(0.51)	$0.09	$0.18	$0.29	$0.09
Weighted-average common shares outstanding
Basic	425.3	430.8	436.4	443.0	433.9	449.4	460.5	473.2	492.3	468.8
Diluted(4)	431.0	435.8	440.7	450.3	439.4	449.4	466.0	478.1	500.1	474.9

(1)	Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests (see page 35 for reconciliation).
(2)	Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments (see page 25 for reconciliation).
(3)	(Gains) losses on early extinguishment of debt are net of the portion attributable to noncontrolling interests of $2 million for the three months ended June 30, 2024.
(4)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended December 31, 2023, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2023, as the inclusion of shares for performance stock units, restricted stock units and other equity-based awards of 6.3 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended December 31, 2023, dilutive potential weighted-average common shares outstanding would have been 455.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value(1)	$44,902	$47,342	$45,233	$46,065	$46,781
Equity securities, at fair value	515	458	435	427	396
Commercial mortgage loans(2)	6,450	6,570	6,692	6,748	6,829
Less: Allowance for credit losses	(39)	(38)	(30)	(29)	(27)

Commercial mortgage loans, net	6,411	6,532	6,662	6,719	6,802
Policy loans	2,310	2,316	2,359	2,219	2,220
Limited partnerships	3,142	3,100	2,968	2,949	2,821
Other invested assets	648	772	702	683	731

Total investments	57,928	60,520	58,359	59,062	59,751
Cash, cash equivalents and restricted cash	2,048	2,057	1,932	1,952	2,215
Accrued investment income	607	592	549	707	647
Deferred acquisition costs	1,779	1,831	1,884	1,934	1,988
Intangible assets	197	197	197	197	198
Reinsurance recoverable	17,679	18,626	17,739	18,315	19,054
Less: Allowance for credit losses	(24)	(27)	(26)	(27)	(29)

Reinsurance recoverable, net	17,655	18,599	17,713	18,288	19,025
Other assets	444	443	518	516	489
Deferred tax asset	1,718	1,846	1,784	1,839	1,952
Market risk benefit assets	57	52	54	52	43
Separate account assets	4,438	4,623	4,553	4,645	4,509

Total assets	$86,871	$90,760	$87,543	$89,192	$90,817

(1)

Amortized cost of $48,720 million, $48,961 million, $48,998 million, $49,281 million and $49,365 million as of December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively, and allowance for credit losses of $10 million, $—, $—, $7 million and $7 million as of December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively.

(2)	Net of unamortized balance of loan origination fees and costs of $4 million as of December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$53,610	$57,303	$53,774	$55,545	$57,655
Policyholder account balances	14,594	14,864	15,047	15,315	15,540
Market risk benefit liabilities	465	532	500	528	625
Liability for policy and contract claims	670	655	649	673	652
Unearned premiums	115	121	130	139	149
Other liabilities	2,026	1,859	1,973	1,889	1,768
Long-term borrowings	1,518	1,548	1,564	1,579	1,584
Separate account liabilities	4,438	4,623	4,553	4,645	4,509
Liabilities related to discontinued operations(1)	4	—	—	—	—

Total liabilities	77,440	81,505	78,190	80,313	82,482

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,875	11,868	11,880	11,873	11,884
Accumulated other comprehensive income (loss):
Change in the discount rate used to measure future policy benefits	1,023	(1,341)	624	(334)	(1,439)
All other	(2,665)	(530)	(2,311)	(1,760)	(1,116)

Total accumulated other comprehensive income (loss)	(1,642)	(1,871)	(1,687)	(2,094)	(2,555)
Retained earnings	1,511	1,512	1,428	1,352	1,213
Treasury stock, at cost	(3,251)	(3,199)	(3,163)	(3,126)	(3,063)

Total Genworth Financial, Inc.’s stockholders’ equity	8,494	8,311	8,459	8,006	7,480
Noncontrolling interests	937	944	894	873	855

Total equity	9,431	9,255	9,353	8,879	8,335

Total liabilities and equity	$86,871	$90,760	$87,543	$89,192	$90,817

(1)

Liabilities related to discontinued operations relates to a liability recorded in connection with a settlement agreement reached with AXA involving the sale of the company’s former lifestyle protection insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2024
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other(1)	Total
ASSETS
Cash and investments	$6,304	$35,242	$17,537	$1,500	$60,583
Deferred acquisition costs and intangible assets	55	844	1,062	15	1,976
Reinsurance recoverable, net	3	7,233	10,419	—	17,655
Deferred tax and other assets	163	1,558	284	157	2,162
Market risk benefit assets	—	—	57	—	57
Separate account assets	—	—	4,438	—	4,438

Total assets	$6,525	$44,877	$33,797	$1,672	$86,871

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$41,172	$12,438	$—	$53,610
Policyholder account balances	—	—	14,594	—	14,594
Market risk benefit liabilities	—	—	465	—	465
Liability for policy and contract claims	525	—	139	6	670
Unearned premiums	115	—	—	—	115
Other liabilities	137	1,055	274	560	2,026
Borrowings	743	—	—	775	1,518
Separate account liabilities	—	—	4,438	—	4,438
Liabilities related to discontinued operations	—	—	—	4	4

Total liabilities	1,520	42,227	32,348	1,345	77,440

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	4,238	2,558	2,469	871	10,136
Allocated accumulated other comprehensive income (loss)	(170)	92	(1,020)	(544)	(1,642)

Total Genworth Financial, Inc.’s stockholders’ equity	4,068	2,650	1,449	327	8,494
Noncontrolling interests	937	—	—	—	937

Total equity	5,005	2,650	1,449	327	9,431

Total liabilities and equity	$6,525	$44,877	$33,797	$1,672	$86,871

(1)

Includes inter-segment eliminations and other businesses that are not individually reportable, including a start-up business that offers fee-based services, advice, consulting and other aging care products and services through the company’s CareScout business (“CareScout”) and certain international businesses.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2024
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other(1)	Total
ASSETS
Cash and investments	$6,399	$36,590	$18,461	$1,719	$63,169
Deferred acquisition costs and intangible assets	52	858	1,103	15	2,028
Reinsurance recoverable, net	2	7,467	11,130	—	18,599
Deferred tax and other assets	146	1,772	193	178	2,289
Market risk benefit assets	—	—	52	—	52
Separate account assets	—	—	4,623	—	4,623

Total assets	$6,599	$46,687	$35,562	$1,912	$90,760

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$43,998	$13,305	$—	$57,303
Policyholder account balances	—	—	14,864	—	14,864
Market risk benefit liabilities	—	—	532	—	532
Liability for policy and contract claims	510	—	138	7	655
Unearned premiums	121	—	—	—	121
Other liabilities	184	758	278	639	1,859
Borrowings	743	—	—	805	1,548
Separate account liabilities	—	—	4,623	—	4,623

Total liabilities	1,558	44,756	33,740	1,451	81,505

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	4,181	2,657	2,444	900	10,182
Allocated accumulated other comprehensive income (loss)	(84)	(726)	(622)	(439)	(1,871)

Total Genworth Financial, Inc.’s stockholders’ equity	4,097	1,931	1,822	461	8,311
Noncontrolling interests	944	—	—	—	944

Total equity	5,041	1,931	1,822	461	9,255

Total liabilities and equity	$6,599	$46,687	$35,562	$1,912	$90,760

(1)	Includes inter-segment eliminations and other businesses that are not individually reportable, including the company’s start-up business, CareScout, and certain international businesses.

Enact Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Adjusted Operating Income—Enact Segment

(amounts in millions)

	2024					2023
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$246	$249	$244	$241	$980	$240	$243	$239	$235	$957
Net investment income	62	62	59	57	240	57	55	50	46	208
Net investment gains (losses)	(7)	(1)	(8)	(6)	(22)	(1)	—	(13)	—	(14)
Policy fees and other income	1	—	3	—	4	—	1	1	—	2

Total revenues	302	310	298	292	1,202	296	299	277	281	1,153

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	24	12	(17)	20	39	24	18	(4)	(11)	27
Acquisition and operating expenses, net of deferrals	55	53	65	51	224	56	52	52	52	212
Amortization of deferred acquisition costs and intangibles	3	3	2	2	10	3	3	2	3	11
Interest expense	12	13	13	13	51	13	13	13	13	52

Total benefits and expenses	94	81	63	86	324	96	86	63	57	302

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	208	229	235	206	878	200	213	214	224	851
Provision for income taxes	45	49	51	45	190	43	48	46	49	186

INCOME FROM CONTINUING OPERATIONS	163	180	184	161	688	157	165	168	175	665
Less: net income attributable to noncontrolling interests	31	33	34	30	128	29	31	31	32	123

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	132	147	150	131	560	128	134	137	143	542

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	5	1	7	5	18	1	—	11	—	12
(Gains) losses on early extinguishment of debt, net(2)	—	—	9	—	9	—	—	—	—	—
Expenses related to restructuring	1	—	3	—	4	—	—	—	—	—
Taxes on adjustments	(1)	—	(4)	(1)	(6)	—	—	(2)	—	(2)

ADJUSTED OPERATING INCOME	$137	$148	$165	$135	$585	$129	$134	$146	$143	$552

Direct Primary New Insurance Written (NIW)	$13,266	$13,591	$13,619	$10,526	$51,002	$10,453	$14,391	$15,083	$13,154	$53,081

(1)

Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests of $2 million, $1 million and $1 million in the fourth, second and first quarters of 2024, respectively, and $2 million in the second quarter of 2023.

(2)	(Gains) losses on early extinguishment of debt are net of the portion attributable to noncontrolling interests of $2 million for the three months ended June 30, 2024.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Direct Primary New Insurance Written Metrics—Enact Segment

(amounts in millions)

	2024								2023
	4Q		3Q		2Q		1Q		4Q		3Q		2Q		1Q
	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW
Payment Type
Monthly	$12,768	96%	$12,851	95%	$13,177	97%	$10,034	95%	$10,187	98%	$14,099	98%	$14,774	98%	$12,809	97%
Single	483	4	722	5	422	3	475	5	246	2	269	2	281	2	318	3
Other(1)	15	—	18	—	20	—	17	—	20	—	23	—	28	—	27	—

Total	$13,266	100%	$13,591	100%	$13,619	100%	$10,526	100%	$10,453	100%	$14,391	100%	$15,083	100%	$13,154	100%

Origination
Purchase	$11,466	86%	$12,982	96%	$13,173	97%	$10,072	96%	$10,169	97%	$14,073	98%	$14,720	98%	$12,761	97%
Refinance	1,800	14	609	4	446	3	454	4	284	3	318	2	363	2	393	3

Total	$13,266	100%	$13,591	100%	$13,619	100%	$10,526	100%	$10,453	100%	$14,391	100%	$15,083	100%	$13,154	100%

FICO Scores
Over 760	$6,721	51%	$6,433	47%	$6,471	47%	$5,218	49%	$5,086	49%	$6,679	46%	$6,911	46%	$6,004	46%
740 - 759	2,147	16	2,172	16	2,113	16	1,664	16	1,680	16	2,438	17	2,608	17	2,268	17
720 - 739	1,706	13	1,855	14	1,839	13	1,368	13	1,378	13	1,928	13	2,097	14	1,817	14
700 - 719	1,210	9	1,398	10	1,334	10	990	9	997	10	1,422	10	1,499	10	1,296	10
680 - 699	810	6	905	7	893	7	629	6	664	6	974	7	1,060	7	954	7
660 - 679(2)	363	3	446	3	562	4	388	4	409	4	592	4	568	4	517	4
640 - 659	222	2	268	2	289	2	193	2	181	2	282	2	260	2	229	2
620 - 639	80	—	105	1	111	1	73	1	53	—	74	1	76	—	65	—
<620	7	—	9	—	7	—	3	—	5	—	2	—	4	—	4	—

Total	$13,266	100%	$13,591	100%	$13,619	100%	$10,526	100%	$10,453	100%	$14,391	100%	$15,083	100%	$13,154	100%

Loan-To-Value Ratio
95.01% and above	$2,394	18%	$2,766	20%	$2,707	20%	$2,262	21%	$1,820	18%	$2,677	18%	$2,692	18%	$2,106	16%
90.01% to 95.00%	4,934	37	5,232	39	5,228	38	3,876	37	3,759	36	5,431	38	5,743	38	4,928	38
85.01% to 90.00%	4,198	32	4,044	30	4,190	31	3,177	30	3,489	33	4,568	32	4,753	31	4,390	33
85.00% and below	1,740	13	1,549	11	1,494	11	1,211	12	1,385	13	1,715	12	1,895	13	1,730	13

Total	$13,266	100%	$13,591	100%	$13,619	100%	$10,526	100%	$10,453	100%	$14,391	100%	$15,083	100%	$13,154	100%

Debt-To-Income Ratio
45.01% and above	$3,599	27%	$3,742	28%	$4,039	30%	$3,165	30%	$3,158	30%	$4,437	31%	$4,467	30%	$3,538	27%
38.01% to 45.00%	4,825	36	5,026	37	5,036	37	3,824	36	3,816	37	4,936	34	5,214	34	4,940	38
38.00% and below	4,842	37	4,823	35	4,544	33	3,537	34	3,479	33	5,018	35	5,402	36	4,676	35

Total	$13,266	100%	$13,591	100%	$13,619	100%	$10,526	100%	$10,453	100%	$14,391	100%	$15,083	100%	$13,154	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Other Metrics—Enact Segment

(dollar amounts in millions)

	2024					2023
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total

Direct Primary Insurance In-Force	$268,825	$268,003	$266,060	$263,645		$262,937	$262,014	$257,816	$252,516

Direct Risk In-Force
Primary	$69,985	$69,611	$68,878	$67,950		$67,529	$67,056	$65,714	$64,106
Pool	57	60	65	67		69	70	73	76

Total Direct Risk In-Force	$70,042	$69,671	$68,943	$68,017		$67,598	$67,126	$65,787	$64,182

Expense Ratio(1)	24%	22%	28%	22%	24%	25%	23%	23%	23%	23%

Primary Persistency Rate	82%	83%	83%	85%	83%	86%	84%	84%	85%	85%

Combined Risk To Capital Ratio(2)	10.5:1	10.5:1	10.8:1	11.2:1		11.6:1	11.6:1	11.8:1	12.6:1

EMICO Risk To Capital Ratio(2),(3)	10.5:1	10.4:1	10.8:1	11.2:1		11.6:1	11.6:1	11.9:1	12.7:1

PMIERs Available Assets(4)	$5,095	$5,194	$5,024	$4,853		$5,006	$5,268	$5,093	$5,357

PMIERs Required Assets(4)	$3,043	$3,004	$2,967	$2,970		$3,119	$3,251	$3,135	$3,259

Available Assets Above PMIERs Requirements(4)	$2,052	$2,190	$2,057	$1,883		$1,887	$2,017	$1,958	$2,098

PMIERs Sufficiency Ratio(4)	167%	173%	169%	163%		161%	162%	162%	164%

Average Primary Loan Size (in thousands)	$279	$277	$274	$272		$270	$268	$265	$262

(1)

The expense ratio is calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein. In the second quarter of 2024, the company incurred an $11 million loss on the early redemption of Enact Holdings, Inc.’s senior notes due in 2025, which increased the expense ratio by five percentage points for the three months ended June 30, 2024 and one percentage point for the twelve months ended December 31, 2024.

(2)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the company’s U.S. mortgage insurance subsidiaries.

(3)	Enact Mortgage Insurance Corporation (EMICO), the company’s principal U.S. mortgage insurance subsidiary.
(4)

The Private Mortgage Insurer Eligibility Requirements (PMIERs) sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Loss Metrics—Enact Segment

(amounts in millions)

	2024					2023
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Average Direct Primary Paid Claim (in thousands)(1)	$47.5	$39.7	$39.3	$37.5		$37.2	$38.7	$37.4	$39.0
Average Reserve Per Primary Delinquency (in thousands)(2)	$20.0	$21.9	$24.3	$24.9		$23.3	$23.9	$25.0	$24.8

Reserves:
Direct primary case(3)	$472	$461	$462	$486		$477	$460	$452	$462
All other(3)	53	49	46	46		41	41	38	40

Total Reserves	$525	$510	$508	$532		$518	$501	$490	$502

Beginning Reserves	$510	$508	$532	$518	$518	$501	$490	$502	$519	$519
Paid claims	(9)	(10)	(7)	(6)	(32)	(7)	(7)	(8)	(6)	(28)
Increase (decrease) in reserves	24	12	(17)	20	39	24	18	(4)	(11)	27

Ending Reserves	$525	$510	$508	$532	$525	$518	$501	$490	$502	$518

Loss Ratio(4)	10%	5%	(7)%	8%	4%	10%	7%	(2)%	(5)%	3%

(1)

Paid claims on direct primary case reserves divided by the number of paid claims. Average direct primary paid claims in each quarter of 2024 and the fourth quarter of 2023 include payments in relation to agreements on non-performing loans. Prior year amounts have been reclassified to conform to the current year presentation.

(2)	Direct primary case reserves divided by primary delinquency count.
(3)	Direct primary case reserves exclude loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, pool, IBNR and reinsurance reserves.
(4)	The loss ratio is calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Delinquency Metrics—Enact Segment

(dollar amounts in millions)

	2024					2023
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Primary Loans
Primary loans in-force	962,849	967,501	969,767	969,866		974,516	977,832	973,280	965,544
Primary delinquent loans	23,566	21,027	19,051	19,492		20,432	19,241	18,065	18,633
Primary delinquency rate	2.45%	2.17%	1.96%	2.01%		2.10%	1.97%	1.86%	1.93%

Beginning Number of Primary Delinquencies	21,027	19,051	19,492	20,432	20,432	19,241	18,065	18,633	19,943	19,943
New delinquencies	13,717	12,964	10,461	11,395	48,537	11,706	11,107	9,205	9,599	41,617
Delinquency cures	(10,971)	(10,749)	(10,731)	(12,160)	(44,611)	(10,317)	(9,778)	(9,609)	(10,771)	(40,475)
Paid claims	(191)	(220)	(160)	(172)	(743)	(186)	(147)	(156)	(126)	(615)
Rescissions and claim denials	(16)	(19)	(11)	(3)	(49)	(12)	(6)	(8)	(12)	(38)

Ending Number of Primary Delinquencies	23,566	21,027	19,051	19,492	23,566	20,432	19,241	18,065	18,633	20,432

Composition of Cures
Reported delinquent and cured-intraquarter	2,060	2,304	1,886	2,726		2,058	1,877	1,661	2,016
Number of missed payments delinquent prior to cure:
3 payments or less	6,137	5,556	5,587	5,994		5,235	4,792	4,516	5,238
4 - 11 payments	2,266	2,305	2,573	2,749		2,331	2,265	2,448	2,431
12 payments or more	508	584	685	691		693	844	984	1,086

Total	10,971	10,749	10,731	12,160		10,317	9,778	9,609	10,771

Primary Delinquencies by Missed Payment Status
3 payments or less	12,712	11,132	9,704	9,506		10,166	9,398	8,162	7,876
4 - 11 payments	7,701	6,831	6,306	6,853		6,934	6,381	6,229	6,714
12 payments or more	3,153	3,064	3,041	3,133		3,332	3,462	3,674	4,043

Primary Delinquencies	23,566	21,027	19,051	19,492		20,432	19,241	18,065	18,633

	December 31, 2024
Direct Primary Case Reserves(1) and Percentage Reserved by Payment Status	Direct Primary Case Reserves	Direct Primary Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$108	$849	13%
4 - 11 payments in default	191	545	35%
12 payments or more in default	173	213	81%

Total	$472	$1,607	29%

	December 31, 2023
Direct Primary Case Reserves(1) and Percentage Reserved by Payment Status	Direct Primary Case Reserves	Direct Primary Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$88	$629	14%
4 - 11 payments in default	205	469	44%
12 payments or more in default	184	200	92%

Total	$477	$1,298	37%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Portfolio Quality Metrics—Enact Segment

(amounts in millions)

	$		$		$		$		$		$
	December 31, 2024
Policy Year	% of Direct Primary Case Reserves(1)		Direct Primary Insurance In-Force		% of Total		Direct Primary Risk In-Force		% of Total		Delinquency Rate
2008 and prior		10%		$4,860		2%		$1,256		2%		8.17%
2009-2016		6		5,138		2		1,332		2		4.75%
2017		4		3,907		1		1,036		1		4.37%
2018		5		4,790		2		1,233		2		4.66%
2019		8		11,415		4		2,984		4		3.31%
2020		14		34,940		13		9,553		14		2.14%
2021		21		57,266		21		15,043		21		2.25%
2022		20		53,063		20		13,476		19		2.50%
2023		10		45,208		17		11,719		17		1.83%
2024		2		48,238		18		12,353		18		0.49%

Total		100%		$268,825		100%		$69,985		100%		2.45%

	$		$		$		$		$		$
	December 31, 2024				September 30, 2024				December 31, 2023
	Direct Primary Risk In-Force		% of Total		Direct Primary Risk In-Force		% of Total		Direct Primary Risk In-Force		% of Total
Loan-to-value ratio
95.01% and above		$14,428		21%		$14,141		20%		$12,878		19%
90.01% to 95.00%		32,686		47		32,579		47		31,781		47
85.01% to 90.00%		19,729		28		19,649		28		19,163		28
85.00% and below		3,142		4		3,242		5		3,707		6

Total		$69,985		100%		$69,611		100%		$67,529		100%

	$		$		$		$		$		$
	December 31, 2024				September 30, 2024				December 31, 2023
	Direct Primary Risk In-Force		% of Total		Direct Primary Risk In-Force		% of Total		Direct Primary Risk In-Force		% of Total
Credit Quality
Over 760		$29,985		43%		$29,644		43%		$28,363		42%
740 - 759		11,494		17		11,423		17		11,096		17
720 - 739		9,949		14		9,912		14		9,621		14
700 - 719		7,746		11		7,751		11		7,623		11
680 - 699		5,523		8		5,553		8		5,557		8
660 - 679(2)		2,924		4		2,951		4		2,908		4
640 - 659		1,589		2		1,592		2		1,565		3
620 - 639		629		1		636		1		635		1
<620		146		—		149		—		161		—

Total		$69,985		100%		$69,611		100%		$67,529		100%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

Long-Term Care Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Adjusted Operating Income (Loss)—Long-Term Care Insurance Segment

(amounts in millions)

	2024					2023
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$587	$581	$564	$578	$2,310	$615	$621	$611	$616	$2,463
Net investment income	499	483	494	464	1,940	489	482	470	473	1,914
Net investment gains (losses)	(21)	71	(47)	63	66	64	(21)	62	9	114

Total revenues	1,065	1,135	1,011	1,105	4,316	1,168	1,082	1,143	1,098	4,491

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	955	949	934	936	3,774	964	953	941	944	3,802
Liability remeasurement (gains) losses	117	28	43	(16)	172	188	104	61	(32)	321
Acquisition and operating expenses, net of deferrals	121	118	82	102	423	116	109	108	119	452
Amortization of deferred acquisition costs and intangibles	17	17	18	17	69	18	17	18	18	71

Total benefits and expenses	1,210	1,112	1,077	1,039	4,438	1,286	1,183	1,128	1,049	4,646

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(145)	23	(66)	66	(122)	(118)	(101)	15	49	(155)
Provision (benefit) for income taxes	(24)	13	—	14	3	(18)	(13)	10	18	(3)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(121)	10	(66)	52	(125)	(100)	(88)	5	31	(152)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	21	(71)	47	(63)	(66)	(64)	21	(62)	(9)	(114)
Expenses related to restructuring	—	—	—	1	1	—	—	1	(1)	—
Taxes on adjustments	(4)	15	(10)	13	14	13	(4)	13	2	24

ADJUSTED OPERATING INCOME (LOSS)	$(104)	$(46)	$(29)	$3	$(176)	$(151)	$(71)	$(43)	$23	$(242)

Liability remeasurement (gains) losses(1),(2):
Cash flow assumption updates	$20	$(63)	$(24)	$(2)	$(69)	$61	$(6)	$(24)	$21	$52
Actual variances from expected experience	97	91	67	(14)	241	127	110	85	(53)	269

Total	$117	$28	$43	$(16)	$172	$188	$104	$61	$(32)	$321

Ratio of the liability remeasurement (gains) losses to beginning reserves(3)	0.28%	0.07%	0.10%	(0.04)%	0.41%	0.45%	0.25%	0.15%	(0.08)%	0.77%

(1)

In the fourth quarter of 2024, the liability remeasurement loss of $117 million in the company's long-term care insurance business included an unfavorable impact from annual cash flow assumption updates of $20 million, reflecting net unfavorable updates to healthy life assumptions to better align with near-term experience, as well as an unfavorable impact related to higher assumed benefit utilization related to cost of care inflation. These unfavorable impacts were partially offset by favorable assumption updates for future in-force rate action approvals based on recent experience and short-term incidence assumptions for incurred but not reported claims. Also included in the liability remeasurement loss of $117 million were unfavorable actual variances from expected experience of $97 million associated with lower terminations and higher claims.

(2)

In the fourth quarter of 2023, the liability remeasurement loss of $188 million in the company’s long-term care insurance business reflected an unfavorable impact from annual cash flow assumption updates of $61 million, including updates to its healthy life assumptions to better align near-term experience for cost of care, mortality, incidence and lapse. These adverse assumption updates were partially offset by a favorable update to disabled life mortality assumptions to reflect an expectation that mortality will continue at elevated levels in the near term post the coronavirus pandemic (COVID-19). The company increased its assumption for future approvals and benefit reductions given its current plans for rate increase filings and historical experience regarding approvals and regulatory support, as well as benefit reductions and legal settlement results. In addition, the company updated its assumptions for the third long-term care insurance legal settlement primarily impacting its Choice II policies, which represents approximately 35% of the overall block.

(3)

The ratio of the liability remeasurement (gains) losses to beginning reserves is calculated by dividing the liability remeasurement (gains) losses by the beginning liability for future policy benefits at the locked-in discount rate as of each applicable quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Statutory Impact of In-Force Rate Actions—Long-Term Care Insurance Segment

(amounts in millions)

	2024					2023
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Impact of in-force rate actions on pre-tax statutory earnings(1)
Premiums, premium tax, commissions and other expenses, net(2)	$245	$232	$220	$217	$914	$232	$231	$224	$219	$906
Reserve changes(2)	97	90	102	114	403	119	99	104	94	416

Settlement impacts - reserve changes	19	133	222	240	614	232	169	97	93	591
Settlement impacts - litigation expenses and settlement payments	(6)	(45)	(99)	(109)	(259)	(116)	(102)	(54)	(56)	(328)

Settlement impacts, net	13	88	123	131	355	116	67	43	37	263

Statutory earnings from in-force rate actions	$355	$410	$445	$462	$1,672	$467	$397	$371	$350	$1,585

(1)	Includes all implemented in-force rate actions since 2012.
(2)

Earned premium and reserve change estimates for statutory earnings reflect certain simplifying assumptions that may vary materially from actual historical results, including but not limited to, a uniform rate of coinsurance and premium taxes in addition to consistent policyholder behavior over time. Actual behavior may differ significantly from these assumptions and these impacts exclude reserve updates.

Life and Annuities Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Adjusted Operating Income (Loss)—Life and Annuities Segment

(amounts in millions)

	2024					2023
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$40	$42	$44	$53	$179	$47	$48	$50	$62	$207
Net investment income	227	228	250	254	959	256	261	261	264	1,042
Net investment gains (losses)	(8)	(4)	(4)	(4)	(20)	(14)	(18)	(7)	(10)	(49)
Policy fees and other income	153	163	164	158	638	160	158	165	163	646

Total revenues	412	429	454	461	1,756	449	449	469	479	1,846

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	222	253	237	250	962	248	229	240	246	963
Liability remeasurement (gains) losses	(29)	6	(4)	8	(19)	228	12	9	17	266
Changes in fair value of market risk benefits and associated hedges	(3)	21	(8)	(23)	(13)	14	(24)	(19)	17	(12)
Interest credited	101	102	125	125	453	124	127	126	126	503
Acquisition and operating expenses, net of deferrals	58	63	60	54	235	55	54	51	53	213
Amortization of deferred acquisition costs and intangibles	41	41	39	45	166	41	45	44	51	181

Total benefits and expenses	390	486	449	459	1,784	710	443	451	510	2,114

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	22	(57)	5	2	(28)	(261)	6	18	(31)	(268)
Provision (benefit) for income taxes	4	(13)	1	—	(8)	(56)	1	3	(7)	(59)

INCOME (LOSS) FROM CONTINUING OPERATIONS	18	(44)	4	2	(20)	(205)	5	15	(24)	(209)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	8	4	4	4	20	14	18	7	10	49
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(1)	(24)	17	(10)	(26)	(43)	13	(26)	(23)	14	(22)
Taxes on adjustments	3	(4)	1	5	5	(5)	—	3	(4)	(6)

ADJUSTED OPERATING INCOME (LOSS)	$5	$(27)	$(1)	$(15)	$(38)	$(183)	$(3)	$2	$(4)	$(188)

Liability remeasurement (gains) losses(2),(3):
Cash flow assumption updates	$27	$—	$—	$—	$27	$256	$—	$—	$—	$256
Actual variances from expected experience	(56)	6	(4)	8	(46)	(28)	12	9	17	10

Total	$(29)	$6	$(4)	$8	$(19)	$228	$12	$9	$17	$266

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$(3)	$21	$(8)	$(23)	$(13)	$14	$(24)	$(19)	$17	$(12)
Adjustment for changes in reserves, attributed fees and benefit payments	(21)	(4)	(2)	(3)	(30)	(1)	(2)	(4)	(3)	(10)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$(24)	$17	$(10)	$(26)	$(43)	$13	$(26)	$(23)	$14	$(22)

(2)

In the fourth quarter of 2024, the liability remeasurement gain of $29 million was primarily related to the company’s life insurance products, reflecting net favorable model and cash flow assumption updates of $30 million, partially offset by an unfavorable update to mortality assumptions for universal life insurance contracts originating from term life insurance conversions and unfavorable interest rate assumption updates.

(3)

In the fourth quarter of 2023, the liability remeasurement loss of $228 million was primarily related to the company’s life insurance products, which had an unfavorable impact from cash flow assumption updates of $226 million reflecting updates to its persistency and mortality assumptions. The company made an unfavorable update to its persistency assumptions particularly in certain universal life insurance products with secondary guarantees to better reflect emerging experience, consistent with others in the industry. The company also made unfavorable updates to its mortality assumption in its term universal, universal and term life insurance products to better reflect emerging experience related to more modest mortality improvement and to include an expectation that mortality will continue at elevated levels in the near term post-COVID-19.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Adjusted Operating Income (Loss)—Life and Annuities Segment—Life Insurance

(amounts in millions)

	2024					2023
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$40	$42	$44	$53	$179	$47	$48	$50	$62	$207
Net investment income	147	146	167	167	627	167	169	165	164	665
Net investment gains (losses)	(3)	(2)	5	5	5	(6)	—	(1)	(2)	(9)
Policy fees and other income	125	135	136	129	525	131	130	136	134	531

Total revenues	309	321	352	354	1,336	339	347	350	358	1,394

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	187	213	200	208	808	207	184	197	199	787
Liability remeasurement (gains) losses	(28)	5	—	11	(12)	229	22	7	18	276
Interest credited	78	78	101	99	356	98	99	98	98	393
Acquisition and operating expenses, net of deferrals	38	41	43	35	157	38	36	34	36	144
Amortization of deferred acquisition costs and intangibles	35	36	33	38	142	35	38	36	44	153

Total benefits and expenses	310	373	377	391	1,451	607	379	372	395	1,753

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1)	(52)	(25)	(37)	(115)	(268)	(32)	(22)	(37)	(359)
Benefit for income taxes	(1)	(11)	(5)	(8)	(25)	(57)	(7)	(5)	(8)	(77)

LOSS FROM CONTINUING OPERATIONS	—	(41)	(20)	(29)	(90)	(211)	(25)	(17)	(29)	(282)
ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	3	2	(5)	(5)	(5)	6	—	1	2	9
Taxes on adjustments	(1)	(1)	2	1	1	(1)	—	(1)	—	(2)

ADJUSTED OPERATING INCOME (LOSS)	$2	$(40)	$(23)	$(33)	$(94)	$(206)	$(25)	$(17)	$(27)	$(275)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Adjusted Operating Income—Life and Annuities Segment—Fixed Annuities

(amounts in millions)

	2024					2023
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$73	$76	$77	$80	$306	$82	$85	$87	$91	$345
Net investment gains (losses)	(5)	(2)	(9)	(9)	(25)	(8)	(18)	(5)	(8)	(39)
Policy fees and other income	2	1	2	2	7	2	1	2	2	7

Total revenues	70	75	70	73	288	76	68	84	85	313

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	30	34	33	36	133	35	36	35	39	145
Liability remeasurement (gains) losses	(1)	1	(4)	(3)	(7)	(1)	(10)	2	(1)	(10)
Changes in fair value of market risk benefits and associated hedges	(4)	8	(4)	(7)	(7)	16	(18)	(4)	8	2
Interest credited	22	23	23	25	93	26	26	27	27	106
Acquisition and operating expenses, net of deferrals	10	12	9	8	39	8	9	7	8	32
Amortization of deferred acquisition costs and intangibles	2	2	2	3	9	2	3	4	3	12

Total benefits and expenses	59	80	59	62	260	86	46	71	84	287

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	11	(5)	11	11	28	(10)	22	13	1	26
Provision (benefit) for income taxes	2	(1)	3	2	6	(2)	5	3	—	6

INCOME (LOSS) FROM CONTINUING OPERATIONS	9	(4)	8	9	22	(8)	17	10	1	20

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	5	2	9	9	25	8	18	5	8	39
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(1)	(15)	9	(3)	(7)	(16)	14	(18)	(5)	8	(1)
Taxes on adjustments	2	(1)	(2)	—	(1)	(5)	—	—	(3)	(8)

ADJUSTED OPERATING INCOME	$1	$6	$12	$11	$30	$9	$17	$10	$14	$50

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$(4)	$8	$(4)	$(7)	$(7)	$16	$(18)	$(4)	$8	$2
Adjustment for changes in reserves, attributed fees and benefit payments	(11)	1	1	—	(9)	(2)	—	(1)	—	(3)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$(15)	$9	$(3)	$(7)	$(16)	$14	$(18)	$(5)	$8	$(1)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Adjusted Operating Income—Life and Annuities Segment—Variable Annuities

(amounts in millions)

	2024					2023
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$7	$6	$6	$7	$26	$7	$7	$9	$9	$32
Net investment gains (losses)	—	—	—	—	—	—	—	(1)	—	(1)
Policy fees and other income	26	27	26	27	106	27	27	27	27	108

Total revenues	33	33	32	34	132	34	34	35	36	139

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	5	6	4	6	21	6	9	8	8	31
Changes in fair value of market risk benefits and associated hedges	1	13	(4)	(16)	(6)	(2)	(6)	(15)	9	(14)
Interest credited	1	1	1	1	4	—	2	1	1	4
Acquisition and operating expenses, net of deferrals	10	10	8	11	39	9	9	10	9	37
Amortization of deferred acquisition costs and intangibles	4	3	4	4	15	4	4	4	4	16

Total benefits and expenses	21	33	13	6	73	17	18	8	31	74

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	12	—	19	28	59	17	16	27	5	65
Provision (benefit) for income taxes	3	(1)	3	6	11	3	3	5	1	12

INCOME FROM CONTINUING OPERATIONS	9	1	16	22	48	14	13	22	4	53

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses	—	—	—	—	—	—	—	1	—	1
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(1)	(9)	8	(7)	(19)	(27)	(1)	(8)	(18)	6	(21)
Taxes on adjustments	2	(2)	1	4	5	1	—	4	(1)	4

ADJUSTED OPERATING INCOME	$2	$7	$10	$7	$26	$14	$5	$9	$9	$37

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$1	$13	$(4)	$(16)	$(6)	$(2)	$(6)	$(15)	$9	$(14)
Adjustment for changes in reserves, attributed fees and benefit payments	(10)	(5)	(3)	(3)	(21)	1	(2)	(3)	(3)	(7)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$(9)	$8	$(7)	$(19)	$(27)	$(1)	$(8)	$(18)	$6	$(21)

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Adjusted Operating Loss—Corporate and Other(1)

(amounts in millions)

	2024					2023
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total

REVENUES:
Premiums	$3	$2	$3	$3	$11	$2	$3	$2	$2	$9
Net investment income	5	4	5	7	21	8	3	4	4	19
Net investment gains (losses)	(5)	—	(2)	(4)	(11)	(11)	(4)	(3)	(10)	(28)
Policy fees and other income	—	—	—	—	—	(1)	(1)	—	—	(2)

Total revenues	3	6	6	6	21	(2)	1	3	(4)	(2)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(2)	(1)	(3)	(3)	(9)	(3)	(1)	(2)	(3)	(9)
Acquisition and operating expenses, net of deferrals	19	25	22	29	95	21	13	15	16	65
Amortization of deferred acquisition costs and intangibles	1	1	1	1	4	1	—	—	—	1
Interest expense	15	15	17	17	64	17	17	16	16	66

Total benefits and expenses	33	40	37	44	154	36	29	29	29	123

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(30)	(34)	(31)	(38)	(133)	(38)	(28)	(26)	(33)	(125)
Provision (benefit) for income taxes	(5)	(9)	(20)	7	(27)	(5)	(6)	(4)	(5)	(20)

LOSS FROM CONTINUING OPERATIONS	(25)	(25)	(11)	(45)	(106)	(33)	(22)	(22)	(28)	(105)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	5	—	2	4	11	11	4	3	10	28
(Gains) losses on early extinguishment of debt	(2)	(2)	(2)	(1)	(7)	(1)	—	—	(1)	(2)
Expenses related to restructuring	—	—	1	6	7	—	—	—	4	4
Taxes on adjustments	(1)	—	—	(2)	(3)	(2)	—	(1)	(3)	(6)

ADJUSTED OPERATING LOSS	$(23)	$(27)	$(10)	$(38)	$(98)	$(25)	$(18)	$(20)	$(18)	$(81)

(1)

Includes inter-segment eliminations and the results of other businesses that are not individually reportable, including the company’s start-up business, CareScout, and certain international businesses.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Investments Summary

(amounts in millions)

		December 31, 2024		September 30, 2024		June 30, 2024		March 31, 2024		December 31, 2023
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$26,159	44%	$27,750	45%	$26,250	43%	$26,667	43%	$27,302	43%
	Private fixed maturity securities	10,882	18	11,369	18	10,933	18	11,021	18	11,016	18
	Residential mortgage-backed securities(1)	811	1	860	1	851	1	876	1	907	1
	Commercial mortgage-backed securities	1,293	2	1,360	2	1,312	2	1,315	2	1,413	2
	Other asset-backed securities	2,120	4	2,137	3	2,207	4	2,264	4	2,199	4
	State and political subdivisions	2,149	4	2,266	4	2,168	4	2,266	4	2,302	4
	Non-investment grade fixed maturity securities	1,488	2	1,600	3	1,512	3	1,656	3	1,642	3
	Equity securities:
	Common stocks and mutual funds	429	1	422	1	400	1	377	1	347	1
	Preferred stocks	86	—	36	—	35	—	50	—	49	—
	Commercial mortgage loans, net	6,411	11	6,532	10	6,662	11	6,719	11	6,802	10
	Policy loans	2,310	4	2,316	4	2,359	4	2,219	4	2,220	4
	Limited partnerships	3,142	5	3,100	5	2,968	5	2,949	5	2,821	5
	Cash, cash equivalents, restricted cash and short-term investments	2,052	3	2,059	3	1,944	3	1,962	3	2,242	4
Other invested assets:	Derivatives:
	Interest rate swaps	18	—	60	—	26	—	35	—	55	—
	Foreign currency swaps	13	—	9	—	12	—	11	—	10	—
	Equity index options	19	—	21	—	21	—	20	—	15	—
	Forward bond purchase commitments	6	—	60	—	21	—	41	—	51	—
	Other	588	1	620	1	610	1	566	1	573	1

	Total invested assets and cash	$59,976	100%	$62,577	100%	$60,291	100%	$61,014	100%	$61,966	100%

	Public Fixed Maturity Securities—Credit Quality:
	NRSRO(2) Designation

	AAA	$2,414	8%	$2,558	8%	$2,456	8%	$2,472	8%	$2,559	8%
	AA	5,988	20	6,311	19	6,017	20	6,113	19	6,170	19
	A	8,537	28	9,132	28	8,671	28	8,945	28	9,287	29
	BBB	13,208	42	13,948	43	13,184	42	13,336	43	13,645	42
	BB	476	2	562	2	496	2	519	2	498	2
	B	27	—	28	—	27	—	27	—	30	—
	CCC and lower	—	—	—	—	—	—	—	—	—	—

	Total public fixed maturity securities	$30,650	100%	$32,539	100%	$30,851	100%	$31,412	100%	$32,189	100%

	Private Fixed Maturity Securities—Credit Quality:
	NRSRO(2) Designation

	AAA	$777	5%	$828	6%	$811	6%	$851	6%	$832	6%
	AA	1,527	11	1,555	11	1,510	10	1,570	11	1,477	10
	A	4,015	28	4,165	28	4,050	28	4,078	28	4,043	28
	BBB	6,948	49	7,245	48	7,022	50	7,044	47	7,126	48
	BB	850	6	883	6	891	6	991	7	975	7
	B	81	1	98	1	70	—	104	1	117	1
	CCC and lower	39	—	14	—	13	—	—	—	7	—
	Not rated	15	—	15	—	15	—	15	—	15	—

	Total private fixed maturity securities	$14,252	100%	$14,803	100%	$14,382	100%	$14,653	100%	$14,592	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Fixed Maturity Securities Summary

(amounts in millions)

	December 31, 2024		September 30, 2024		June 30, 2024		March 31, 2024		December 31, 2023
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities - Security Sector:

U.S. government, agencies and government-sponsored enterprises	$3,493	8%	$3,717	8%	$3,512	8%	$3,460	8%	$3,494	7%
State and political subdivisions	2,149	5	2,266	5	2,168	5	2,266	5	2,302	5
Foreign government	909	2	863	2	709	2	613	1	626	1
U.S. corporate	26,771	59	28,313	60	26,813	58	27,437	59	27,985	60
Foreign corporate	7,327	16	7,804	16	7,636	17	7,802	17	7,811	17
Residential mortgage-backed securities	811	2	859	2	851	2	876	2	907	2
Commercial mortgage-backed securities	1,301	3	1,360	3	1,312	3	1,321	3	1,418	3
Other asset-backed securities	2,141	5	2,160	4	2,232	5	2,290	5	2,238	5

Total fixed maturity securities	$44,902	100%	$47,342	100%	$45,233	100%	$46,065	100%	$46,781	100%

Corporate Bond Holdings - Industry Sector:

Investment Grade:
Finance and insurance	$8,546	26%	$9,089	25%	$8,695	26%	$8,876	25%	$9,045	25%
Utilities	4,899	14	5,189	14	4,887	14	4,902	14	4,904	14
Energy	3,167	9	3,436	10	3,186	9	3,153	9	3,181	9
Consumer - non-cyclical	4,822	14	5,100	14	4,823	14	4,981	15	4,979	14
Consumer - cyclical	1,471	4	1,556	4	1,542	4	1,588	5	1,659	5
Capital goods	2,699	8	2,755	8	2,606	8	2,559	7	2,593	7
Industrial	1,689	5	1,802	5	1,740	5	1,832	5	1,869	5
Technology and communications	3,268	10	3,454	10	3,381	10	3,491	10	3,686	10
Transportation	1,485	4	1,538	4	1,461	4	1,466	4	1,498	4
Other	744	2	780	2	770	2	870	2	895	3

Subtotal	32,790	96	34,699	96	33,091	96	33,718	96	34,309	96

Non-Investment Grade:
Finance and insurance	139	—	185	1	185	1	204	1	181	1
Utilities	76	1	80	—	55	—	52	—	54	—
Energy	151	1	167	1	183	1	197	1	218	1
Consumer - non-cyclical	121	—	134	—	128	—	139	—	142	—
Consumer - cyclical	256	1	270	1	242	1	260	1	211	1
Capital goods	135	—	138	—	134	—	134	—	149	—
Industrial	149	1	160	—	157	—	170	—	161	—
Technology and communications	181	—	182	1	175	1	213	1	228	1
Transportation	25	—	24	—	23	—	27	—	28	—
Other	75	—	78	—	76	—	125	—	115	—

Subtotal	1,308	4	1,418	4	1,358	4	1,521	4	1,487	4

Total	$34,098	100%	$36,117	100%	$34,449	100%	$35,239	100%	$35,796	100%

Fixed Maturity Securities - Contractual Maturity Dates:

Due in one year or less	$1,419	3%	$1,311	3%	$1,254	3%	$1,298	3%	$1,372	3%
Due after one year through five years	7,895	18	8,238	17	8,022	18	8,112	18	8,205	18
Due after five years through ten years	11,431	25	11,895	26	11,427	25	11,851	26	12,114	26
Due after ten years	19,904	44	21,519	45	20,135	44	20,317	43	20,527	43

Subtotal	40,649	90	42,963	91	40,838	90	41,578	90	42,218	90
Mortgage and asset-backed securities	4,253	10	4,379	9	4,395	10	4,487	10	4,563	10

Total fixed maturity securities	$44,902	100%	$47,342	100%	$45,233	100%	$46,065	100%	$46,781	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2024					2023
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities - taxable	$556	$557	$571	$554	$2,238	$557	$559	$567	$561	$2,244
Fixed maturity securities - non-taxable	1	—	—	1	2	—	1	1	1	3
Equity securities	5	3	3	2	13	5	1	3	2	11
Commercial mortgage loans	73	74	75	75	297	75	76	75	76	302
Policy loans	37	38	56	58	189	57	58	54	55	224
Limited partnerships	60	36	36	20	152	41	31	17	28	117
Other invested assets	65	70	67	68	270	72	69	70	68	279
Cash, cash equivalents, restricted cash and short-term investments	23	24	25	27	99	27	28	22	18	95

Gross investment income before expenses and fees	820	802	833	805	3,260	834	823	809	809	3,275
Expenses and fees	(27)	(25)	(25)	(23)	(100)	(24)	(22)	(24)	(22)	(92)

Net investment income	$793	$777	$808	$782	$3,160	$810	$801	$785	$787	$3,183

Annualized Yields
Fixed maturity securities - taxable	4.6%	4.6%	4.7%	4.5%	4.6%	4.5%	4.5%	4.5%	4.4%	4.5%
Fixed maturity securities - non-taxable	11.8%	—%	—%	10.8%	5.7%	—%	5.6%	4.9%	4.6%	4.2%
Equity securities	4.1%	2.7%	2.8%	1.9%	2.9%	5.3%	1.1%	3.2%	2.3%	3.0%
Commercial mortgage loans	4.5%	4.5%	4.5%	4.4%	4.5%	4.4%	4.5%	4.4%	4.4%	4.4%
Policy loans	6.4%	6.5%	9.8%	10.5%	8.3%	10.2%	10.3%	9.8%	10.3%	10.2%
Limited partnerships(1)	7.7%	4.7%	4.9%	2.8%	5.1%	5.9%	4.7%	2.7%	4.7%	4.5%
Other invested assets(2)	43.0%	45.5%	45.6%	47.7%	45.7%	50.1%	48.3%	50.7%	51.6%	50.5%
Cash, cash equivalents, restricted cash and short-term investments	4.5%	4.8%	5.1%	5.1%	4.8%	5.1%	5.3%	4.5%	4.0%	4.7%

Gross investment income before expenses and fees	5.1%	5.0%	5.2%	5.0%	5.1%	5.2%	5.1%	5.0%	5.0%	5.1%
Expenses and fees	(0.1)%	(0.1)%	(0.2)%	(0.1)%	(0.2)%	(0.2)%	(0.1)%	(0.1)%	(0.1)%	(0.2)%

Net investment income	5.0%	4.9%	5.0%	4.9%	4.9%	5.0%	5.0%	4.9%	4.9%	4.9%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments. See page 39 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.
(2)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Net Investment Gains (Losses)—Detail

(amounts in millions)

	2024					2023
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Realized investment gains (losses):
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(8)	$(1)	$(9)	$(17)	$(35)	$(15)	$(5)	$(39)	$(8)	$(67)
U.S. government, agencies and government-sponsored enterprises	—	—	3	1	4	(30)	2	1	1	(26)
Foreign corporate	3	(6)	(7)	(3)	(13)	(5)	(3)	1	(3)	(10)
Foreign government	(3)	2	1	—	—	—	—	—	(1)	(1)
Mortgage-backed securities	(1)	(2)	(7)	(3)	(13)	(18)	(5)	(2)	(5)	(30)
Asset-backed securities	—	—	—	—	—	—	—	9	—	9

Total net realized gains (losses) on available-for-sale securities	(9)	(7)	(19)	(22)	(57)	(68)	(11)	(30)	(16)	(125)
Net realized gains (losses) on equity securities sold	9	—	—	—	9	—	—	(1)	—	(1)

Total net realized investment gains (losses)	—	(7)	(19)	(22)	(48)	(68)	(11)	(31)	(16)	(126)

Net change in allowance for credit losses on available-for-sale fixed maturity securities	(10)	—	7	—	(3)	(1)	(2)	11	(15)	(7)
Write-down of available-for-sale fixed maturity securities	(9)	—	—	—	(9)	—	—	(1)	—	(1)
Net unrealized gains (losses) on equity securities still held	17	22	12	32	83	33	(12)	21	11	53
Net unrealized gains (losses) on limited partnerships	(3)	55	(52)	43	43	57	14	40	—	111
Commercial mortgage loans	(5)	(8)	(1)	(2)	(16)	(2)	(1)	—	(2)	(5)
Derivative instruments	(21)	10	(8)	1	(18)	24	(28)	(1)	12	7
Other	(10)	(6)	—	(3)	(19)	(5)	(3)	—	(1)	(9)

Net investment gains (losses), gross	(41)	66	(61)	49	13	38	(43)	39	(11)	23
Adjustment for net investment (gains) losses attributable to noncontrolling interests	2	—	1	1	4	—	—	2	—	2

Net investment gains (losses), net	$(39)	$66	$(60)	$50	$17	$38	$(43)	$41	$(11)	$25

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
U.S. GAAP Basis ROE	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Net income available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$299	$88	$32	$93	$76
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,120	$10,148	$10,176	$10,205	$10,234
U.S. GAAP Basis ROE(1)/(2)	3.0%	0.9%	0.3%	0.9%	0.7%

Operating ROE
Adjusted operating income (loss) for the twelve months ended(1)	$273	$28	$22	$(18)	$41
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,120	$10,148	$10,176	$10,205	$10,234
Operating ROE(1)/(2)	2.7%	0.3%	0.2%	(0.2)%	0.4%

Quarterly Average ROE	Three months ended
U.S. GAAP Basis ROE	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$(1)	$85	$76	$139	$(212)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,159	$10,164	$10,123	$10,068	$10,156
Annualized U.S. GAAP Quarterly Basis ROE(3)/(4)	—%	3.3%	3.0%	5.5%	(8.4)%

Operating ROE
Adjusted operating income (loss) for the period ended(3)	$15	$48	$125	$85	$(230)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,159	$10,164	$10,123	$10,068	$10,156
Annualized Operating Quarterly Basis ROE(3)/(4)	0.6%	1.9%	4.9%	3.4%	(9.1)%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss). Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), over two consecutive quarters.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Reconciliation of Consolidated Expense Ratio

(amounts in millions)

		2024					2023
	GAAP Basis Expense Ratio	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
(A)	Acquisition and operating expenses, net of deferrals	$253	$259	$229	$236	$977	$248	$228	$226	$240	$942
(B)	Premiums	$876	$874	$855	$875	$3,480	$904	$915	$902	$915	$3,636

(A) / (B)	GAAP Basis Expense Ratio	29%	30%	27%	27%	28%	27%	25%	25%	26%	26%

	Adjusted Expense Ratio
	Acquisition and operating expenses, net of deferrals	$253	$259	$229	$236	$977	$248	$228	$226	$240	$942
	Less: Legal settlement (recoveries) expenses(1)	—	—	(24)	(4)	(28)	—	—	1	13	14
	Less: (Gains) losses on early extinguishment of debt(2)	(2)	(2)	9	(1)	4	(1)	—	—	(1)	(2)

(C)	Adjusted acquisition and operating expenses, net of deferrals	$255	$261	$244	$241	$1,001	$249	$228	$225	$228	$930

	Premiums	$876	$874	$855	$875	$3,480	$904	$915	$902	$915	$3,636
	Add: Policy fees and other income	154	163	167	158	642	159	158	166	163	646

(D)	Adjusted revenues	$1,030	$1,037	$1,022	$1,033	$4,122	$1,063	$1,073	$1,068	$1,078	$4,282

(C) / (D)	Adjusted expense ratio	25%	25%	24%	23%	24%	23%	21%	21%	21%	22%

Non-GAAP Definition for Adjusted Expense Ratio

The company references the non-GAAP financial measure entitled “adjusted expense ratio” as a measure of its operating performance. The company defines adjusted expense ratio as acquisition and operating expenses, net of deferrals, less certain reinsurance expenses, less legal settlement (recoveries) expenses incurred in the company’s long-term care insurance business, less (gains) losses on early extinguishment of debt divided by the sum of premiums, policy fees and other income. Management believes that the expense ratio analysis enhances understanding of the operating performance of the company. However, the adjusted expense ratio as defined by the company should not be viewed as a substitute for the GAAP basis expense ratio.

(1)

Estimated pre-tax class action attorney fees incurred in connection with legal settlements in the company’s long-term care insurance business. These amounts are accrued in the period the court settlement occurs. Amounts in the second and first quarters of 2024 represent net insurance recoveries on legal costs incurred in connection with these legal settlements.

(2)

(Gains) losses on early extinguishment of debt include the portion attributable to noncontrolling interests of $2 million for the three months ended June 30, 2024. Prior year amounts have been reclassified to conform to the current year presentation.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Reconciliation of Reported Yield to Core Yield

		2024					2023
	(Assets - amounts in billions)	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported - Total Invested Assets and Cash	$60.0	$62.6	$60.3	$61.0	$60.0	$62.0	$58.7	$61.0	$61.6	$62.0
	Subtract:
	Unrealized gains (losses)	(3.8)	(1.5)	(3.7)	(3.1)	(3.8)	(2.4)	(5.8)	(3.7)	(3.0)	(2.4)

	Adjusted end of period invested assets and cash	$63.8	$64.1	$64.0	$64.1	$63.8	$64.4	$64.5	$64.7	$64.6	$64.4

(A)	Average Invested Assets and Cash Used in Reported and Core Yield Calculation	$63.9	$64.0	$64.0	$64.3	$64.1	$64.5	$64.6	$64.6	$64.8	$64.6

	(Income - amounts in millions)

(B)	Reported - Net Investment Income	$793	$777	$808	$782	$3,160	$810	$801	$785	$787	$3,183
	Subtract:
	Bond calls and commercial mortgage loan prepayments	—	1	1	1	3	—	1	—	2	3
	Other non-core items(1)	5	4	4	2	15	4	1	3	1	9

(C)	Core Net Investment Income	$788	$772	$803	$779	$3,142	$806	$799	$782	$784	$3,171

(B) / (A)	Reported Yield	4.97%	4.86%	5.04%	4.87%	4.93%	5.03%	4.96%	4.86%	4.86%	4.92%
(C) / (A)	Core Yield	4.93%	4.82%	5.02%	4.85%	4.91%	5.00%	4.95%	4.84%	4.84%	4.91%

Note: Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Includes cost basis adjustments on structured securities and various other immaterial items.